UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 10, 2006
                                                         ----------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             000-51243              85-0453611
-----------------------------    -----------------------     ----------------
(State or Other Jurisdiction)    (Commission File Number)   (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico              88201
--------------------------------------------------              -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[X] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01. Entry into a Material Definitive Agreement.

         Agreement and Plan of Merger
         ----------------------------

     On October 10, 2006, First Federal Banc of the Southwest, Inc. (the "Company"), the holding company of First Federal Bank (the "Bank"), a federal savings bank headquartered in Roswell, New Mexico, and Washington Federal, Inc. ("Washington Federal"), the holding company for Washington Federal Savings, entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, the Company will merge with and into Washington Federal, with Washington Federal being the surviving corporation of such merger. Under the terms of the Merger Agreement, stockholders of the Company will receive $24.14 for each of their shares of Company common stock. The transaction has a total indicated value of approximately $99 million.

     Subject  to  regulatory  and  the  Company   stockholder   approvals,   the
transaction is expected to close in the first quarter of 2007.

         Revised Employment Agreement
         ----------------------------

     On October 10, 2006, the Company amended the employment agreement (the "Agreement") with Aubrey L. Dunn, Jr., President, Chief Executive Officer and director of the Company and the Bank, which was originally adopted on May 18, 2006. The First Amendment to the Agreement (the "Amendment") is attached as
Exhibit 10.1 to this Current Report on Form 8-K. The Amendment provides an extension of the time for continuation of benefits from twenty to thirty-six months, following the date of termination. In addition, the Amendment adds procedures for handling an excess parachute payment (as defined in Section 4999 of the Code) in the event of a Change of Control of the Company or the Bank.

         2006 Retention Pay Plan
         -----------------------

     On October 10, 2006, the Board of Directors adopted the Company's 2006 Retention Pay Plan for the benefit of certain executive officers and other key employees of the Bank and the Company (the "Retention Plan"). If a participant continues employment with the Bank and Company, or any successor thereto, for the full Bonus Employment Period (as defined in the Retention Plan), and performs his or her assigned duties in a professional and satisfactory manner, the participant will be eligible for a retention bonus in an amount as set forth in the Retention Plan. In the event of termination of the participant, other than for Cause, on the effective date of, or following a Change in Control (as defined in the Retention Plan) but prior to the end of the Bonus Employment Period, the acquiror shall pay the retention bonus to the participant on the participant's last day of employment

     The foregoing summary is qualified in its entirety by reference to the text of the Retention Plan, a copy of which is filed as Exhibit 10.2 to this Report.

         Severance Plan
         --------------

     On October 10, 2006, the Board of Directors adopted the Company's Severance Plan (the "Severance Plan"). Participants in the Severance Plan will include certain executive officers and other key employees of the Bank and the Company. The Severance Plan divides plan participants

into three tiers. A participant whose employment is terminated under circumstances constituting an Involuntary Severance (as defined in the Severance
Plan) and whose termination occurs upon or within twelve (12) months following a Change in Control shall be entitled to the following benefits:

     o a Tier One Employee shall receive as severance pay under the Severance Plan a lump sum payment representing one hundred percent (100%) of Base Salary;

     o a Tier Two Employee shall receive as severance pay under the Severance Plan a lump sum payment representing fifty percent (50%) of Base Salary; and

     o a Tier Three Employee shall receive as severance pay under the Severance Plan a lump sum payment representing twenty-five percent (25%) of Base Salary.

     Except as provided in the Severance Plan, the lump sum shall be due and payable on the date of the participant's Involuntary Severance.

     A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report. A copy of the press release relating to the merger is filed as Exhibit 99.1 to this Report. A copy of the Amendment, the Retention Plan and the Severance Plan are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell company transactions: None

(d) Exhibits:

              Exhibit 2.1: Agreement and Plan of Reorganization dated as of October 10, 2006 among Washington Federal, Inc., Washington Federal Acquisition, Inc. and First Federal Banc of the Southwest, Inc.

              Exhibit 10.1: First Amendment to the Employment Agreement of Aubrey L. Dunn, Jr.

              Exhibit 10.2: First Federal Banc of the Southwest, Inc. 2006 Retention Pay Plan

              Exhibit 10.3:    First   Federal  Banc  of  the   Southwest,  Inc.
                               Severance Plan

              Exhibit 99.1:    Press Release dated October 10, 2006



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST FEDERAL BANC OF THE SOUTHWEST, INC.


Date:October 16, 2006   By:/s/ George A. Rosenbaum, Jr.
                            -------------------------------------------
                            George A. Rosenbaum, Jr.
                            Executive Vice President and Chief Financial Officer (Duly Authorized Representative)